EXHIBIT 99.2

Integer Holdings Corporation Announces Launch of Convertible Notes Offering

PLANO, Texas, Jan. 30, 2023 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (the “Company,” “Integer”) (NYSE: ITGR) today announced that it intends to offer, subject to market and other conditions, $375 million aggregate principal amount of its convertible senior notes due 2028 (the “Convertible Notes”).

The Company also intends to grant to the initial purchasers of the Convertible Notes an option to purchase up to an additional $56.25 million aggregate principal amount of the Convertible Notes for settlement within a 13-day period beginning on, and including, the first day on which the Convertible Notes are issued.

In connection with the pricing of the Convertible Notes, the Company intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes and/or their respective affiliates or other financial institutions (the “option counterparties”). The Company intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The Company intends to use the remainder of the net proceeds from the offering to repay borrowings and any accrued and unpaid interest under the Company’s “term B” loan (the “TLB Facility”) under the Company’s credit agreement, and any prepayment premium, penalty or other amount, if any, due in connection with such repayment, and for general corporate purposes, including the repayment of other debt. The Company’s repayment of the TLB Facility will reduce its exposure to floating rate debt and bring more predictability to its cash interest expense obligations.

The Convertible Notes will be senior unsecured obligations of the Company, and will accrue interest payable semi-annually in arrears. The Convertible Notes will mature on February 15, 2028, unless earlier repurchased, redeemed or converted. Prior to November 15, 2027, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Convertible Notes will be convertible, on the terms set forth in the indenture, into cash up to the aggregate principal amount of the Convertible Notes to be converted and cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted.

The Company may not redeem the Convertible Notes prior to February 20, 2026. The Company may redeem for cash all or any portion of the Convertible Notes, at its option, on or after February 20, 2026, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of the Company’s common stock or securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the Company’s common stock or the Convertible Notes, which could affect holders of the Convertible Notes’ ability to convert the Convertible Notes and, to the extent the activity occurs following conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

The Convertible Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Integer®

Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device outsource (MDO) manufacturers in the world serving the cardiac, neuromodulation, vascular, portable medical and orthopedics markets. The Company provides innovative, high-quality medical technologies that enhance the lives of patients worldwide. In addition, the Company develops batteries for high-end niche applications in energy, military, and environmental markets. The Company's brands include Greatbatch Medical®, Lake Region Medical® and Electrochem®.

Contact Information

Tony Borowicz
Senior Vice President, Investor Relations
716.759.5809
tony.borowicz@integer.net

Forward-Looking Statements

Some of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.

You can identify forward-looking statements by terminology such as “outlook,” “projected,” “may,” “will,” “should,” “could,” “expect,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “project,” or “continue” or variations or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and the Company’s prospects, you should carefully consider the factors set forth below.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by such forward-looking statements or that may affect the Company’s future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in its other periodic filings with the SEC and include the following:

  operational risks, such as the duration, scope and impact of global supply chain issues, the military conflict between Russia and Ukraine, and the COVID-19 pandemic, including the evolving health, economic, social and governmental environments and the effect of the pandemic on the Company’s associates, suppliers and customers as well as the global economy; its dependence upon a limited number of customers; pricing pressures that the Company faces from customers; its reliance on third party suppliers for raw materials, key products and subcomponents; the competitive labor market and its ability to attract, train and retain a sufficient number of qualified associates; the potential for harm to its reputation caused by quality problems related to its products; the dependence of its energy market-related revenues on the conditions in the oil and natural gas industry; interruptions in its manufacturing operations; its dependence upon its information technology systems and its ability to prevent cyber-attacks and other failures; and its dependence upon its senior management team and technical personnel;
  strategic risks, such as the intense competition the Company faces and its ability to successfully market its products; its ability to respond to changes in technology; its ability to develop new products and expand into new geographic and product markets; and its ability to successfully identify, make and integrate acquisitions to expand and develop its business in accordance with expectations;
  financial risks, such as the Company’s significant amount of outstanding indebtedness and its ability to remain in compliance with financial and other covenants under its senior secured credit facilities; economic and credit market uncertainties that could interrupt its access to capital markets, borrowings or financial transactions; financial and market risks related to its international operations and sales; its complex international tax profile; and its ability to realize the full value of its intangible assets; and
  legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; the Company’s ability to protect its intellectual property and proprietary rights; its ability and the cost to comply with environmental regulations; its ability to comply with customer-driven policies and third party standards or certification requirements; its ability to obtain necessary licenses for new technologies; legal and regulatory risks from its international operations; and the fact that the healthcare industry is highly regulated and subject to various regulatory changes.

Except as may be required by law, the Company assumes no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.